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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): June 29, 2005

            IndyMac MBS, INC., (as depositor under the Pooling and
       Servicing Agreement, dated as of June 1, 2005, providing for the issuance of the IndyMac MBS, Inc., Residential Asset
            Securitization Trust 2005-A8CB, Mortgage Pass-Through
                         Certificates, Series 2005-H).

                               IndyMac MBS, Inc.
                               -----------------
            (Exact name of registrant as specified in its charter)


             Delaware                                 333-119384                             95-4791925
-------------------------------------           -----------------------                 ----------------------
     (State or Other Jurisdiction                    (Commission                         (I.R.S. Employer
           of Incorporation)                         File Number)                        Identification No.)

             155 North Lake Avenue
               Pasadena, California                                   91101
-------------------------------------------------                   ----------
               Executive Offices)                                   (Zip Code)


Registrant's telephone number, including area code: (800) 669-2300
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]      Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
         (17 CFR 240.14a-12(b))

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))



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Section 9. Financial Statements and Exhibits.
           ---------------------------------
       Item 9.01. Financial Statements and Exhibits.
                  ---------------------------------

       (a) Not applicable.

       (b) Not applicable.

       (c) Exhibits:

       8.1  Tax Opinion of Sidley Austin Brown & Wood LLP

      23.1   Consent of Sidley Austin Brown & Wood LLP (included in Exhibit 8.1)



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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INDYMAC MBS, INC.



                                            By:  /s/ Victor H. Woodworth
                                                 -----------------------
                                                   Victor H. Woodworth
                                                   Vice President



Dated: June 29, 2005



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                                 Exhibit Index

Exhibit                                                                   Page
------                                                                    ----

8.1   Tax Opinion of Sidley Austin Brown & Wood LLP                         5

23.1  Consent of Sidley Austin Brown & Wood LLP (included in Exhibit 8.1)   5



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